FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment is made as of October , 2000 among FIRETECTOR INC., a Delaware corporation (the "Company"); GENERAL SOUND (TEXAS) COMPANY, a Delaware corporation ("General"); CASEY SYSTEMS INC., a New York corporation ("Casey"); and PYROTECH SERVICE INC., a New York corporation ("Pyrotech" and collectively with the Company, General and Casey, the "Borrowers") as co-borrowers and CITIZENS BUSINESS CREDIT COMPANY, a division of Citizens Leasing Corporation, a Rhode Island corporation (hereinafter referred to as "Citizens") as lender.

         WHEREAS, the Borrowers and Citizens are parties to a Credit Agreement dated as June 28, 1998 (as amended, the "Credit Agreement").

         WHEREAS, Borrowers and Citizens have agreed to certain amendments;

         NOW, THEREFORE, the parties agree as follows:

1. Sections 1.02 (a) Revolving Credit is amended by substituting "December 31, 2004" for "June 23, 2001" as the ---------------- Maturity Date.

2. Section 1.02(b) Borrowing Base. The definition of "Qualified Inventory" is amended in its entirety to read as -------------- follows:

          "Qualified Inventory" means inventory (a) owned by the Company, Casey or Pyrotech (b) located at facilities of the Borrower which owns the inventory (c) subject to a first priority perfected security interest in favor of Citizens (d) valued at the lower of cost or market on a first in, first out basis, (e) consisting of finished goods saleable in the ordinary course of such Borrower's business (excluding samples) or purchased raw materials or parts which are to be processed into finished goods (excluding any raw materials or purchased parts in the process of conversion to finished goods).

3.   Section 1.08 Audit  Expenses is amended in its entirety to read as follows:
     --------------

          "The Borrowers shall pay Citizens on demand Citizen's customary fee for audit reviews by employees of Citizens (currently $600/per man-day plus out-of-pocket expenses). Prior to the occurrence of an Event of Default, Citizens will not seek reimbursement of audit expenses in excess of $12,000 during any 365 day period."

4. The First Amendment shall be effective upon signature by the parties and payment to Citizens of an amendment fee of $15,000.

5. Except as set forth in this First Amendment, the Credit Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment under seal as of the date first above written.

                          BORROWERS:

                          FIRETECTOR INC.


                          By:
                              -------------------------------------------------
                                Name:
                                Title:


                          GENERAL SOUND (TEXAS) COMPANY


                          By:
                              --------------------------------------------------
                                Name:
                                Title:


                          CASEY SYSTEMS INC.


                          By:
                              --------------------------------------------------
                                Name:
                                Title:


                          PYROTECH SERVICE INC.


                          By:
                              --------------------------------------------------
                                Name:
                                Title:


                          LENDER:

                          CITIZENS BUSINESS CREDIT COMPANY

                          By:
                              -----------------------------------------------
                                 Vincent P. O'Leary
                                 Senior Vice President